Restricted Share Units	12 Months Ended
Oct. 31, 2022
Restricted Share Units [Abstract]
Restricted Share Units
11.	Restricted Share Units

On August 4, 2021, the Company approved an RSU plan, which is designed to provide certain directors, officers, employees, and consultants of the Company with the opportunity to acquire RSU’s of the Company. Each unit is equivalent in value to a common share and upon vesting results in the holder thereof being issued, at the discretion of the Board, either (i) a common share, or (ii) an amount of cash equal to the fair market value of a common share.

During the year ended October 31, 2022, the Company recognized RSU reserve of $518,945 (2021 - $154,000) related to vested RSU’s.

The following table summarizes the continuity of RSUs:

	Number of RSUs	Weighted average issue price

Balance, October 31, 2020	–	$–

Granted	6,667	23.10
Vested	(6,667)	23.10

Balance, October 31, 2021	–	–

Granted	51,339	10.57
Vested	(42,006)	11.07

Balance, October 31, 2022	9,333	$8.30